================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------


         Date of Report (Date of earliest event reported) June 5, 1996

                         Commission File Number 0-25104



                         CONTINENTAL INFORMATION SYSTEMS
                                   CORPORATION
                           (Exact name of registrant)



      New York                                          16-0956508
(State of incorporation)                 (I.R.S. Employer Identification Number)



      One Northern Concourse, P.O. Box 4785, Syracuse, New York 13221-4785
              (Address of principal executive offices and zip code)


                                 (315) 455-1900
                         (Registrant's telephone number)





================================================================================

ITEM 5.    OTHER EVENTS

         Continental Information Systems Corporation incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.    EXHIBITS


Exhibit No.

    99         Press Release by Continental Information Systems
               Corporation dated June 5, 1996, announcing fourth quarter charge

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CONTINENTAL INFORMATION SYSTEMS
                                             CORPORATION


                                                 BY: /s/ Frank J. Corcoran
                                                     ---------------------
                                                     Frank J. Corcoran
                                                     Senior Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer



Dated:    June 5, 1996